                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.       ESL PARTNERS, L.P.

Item                                Information
Name:                               ESL Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   October 4, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Hometown and Outlet Stores, Inc.[SHOS]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:       RBS Partners, L.P.
                                    Its:      General Partner

                                    By:       ESL Investments, Inc.
                                    Its:      General Partner

                                    By:        /s/ Edward S. Lampert
                                              ----------------------
                                    Name:     Edward S. Lampert
                                    Title:    Chief Executive Officer
                                    Date:     October 6, 2016

2.       RBS PARTNERS, L.P.

Item                                Information
Name:                               RBS Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   October 4, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Hometown and Outlet Stores, Inc.[SHOS]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:        ESL Investments, Inc.
                                    Its:       General Partner

                                    By:        /s/ Edward S. Lampert
                                               ---------------------
                                    Name:      Edward S. Lampert
                                    Title:     Chief Executive Officer
                                    Date:      October 6, 2016

3.      ESL INVESTMENTS, INC.

Item                                Information
Name:                               ESL Investments, Inc.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   October 4, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Hometown and Outlet Stores, Inc.[SHOS]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:
                                    By:      /s/ Edward S. Lampert
                                             ---------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer
                                    Date:    October 6, 2016